DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

Registration No. 811-07420
FORM N-SAR
Semi-Annual Period Ended September 30, 2012

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At a Joint Annual Meeting of Shareholders of Delaware Investments Minnesota Municipal Income Fund II, Inc. (the ?Fund?), the shareholders of the Fund voted to elect a Board of Directors for the Fund at a meeting held on August 22, 2012. At the meeting, the following people were elected to serve as Independent Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Frances A. Sevilla-Sacasa, Janet L. Yeomans, and J. Richard Zecher.  In addition, Patrick P. Coyne was elected to serve as an Interested Director.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Directors for the Fund.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares.  The results were as follows:

Thomas L. Bennett

COMMON SHAREHOLDERS

Shares Voted For 10,197,036.559
Percentage of Outstanding Shares 88.619%
Percentage of Shares Voted 97.380%
Shares with Authority Withheld 274,443.055
Percentage of Outstanding Shares 2.385%
Percentage of Shares Voted 2.620%

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Patrick P. Coyne

COMMON SHAREHOLDERS

Shares Voted For 10,124,676.956
Percentage of Outstanding Shares 87.991%
Percentage of Shares Voted 96.689%
Shares with Authority Withheld 346,802.658
Percentage of Outstanding Shares 3.013%
Percentage of Shares Voted 3.311%

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

John A. Fry

COMMON SHAREHOLDERS

Shares Voted For 10,188,434.342
Percentage of Outstanding Shares 88.545%
Percentage of Shares Voted 97.297%
Shares with Authority Withheld 283,045.272
Percentage of Outstanding Shares 2.459%
Percentage of Shares Voted 2.703%

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Anthony D. Knerr

COMMON SHAREHOLDERS

Shares Voted For 10,147,425.018
Percentage of Outstanding Shares 88.188%
Percentage of Shares Voted 96.906%
Shares with Authority Withheld 324,054.596
Percentage of Outstanding Shares 2.816%
Percentage of Shares Voted 3.094%

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Lucinda S. Landreth

COMMON SHAREHOLDERS

Shares Voted For 10,207,627.569
Percentage of Outstanding Shares 88.711%
Percentage of Shares Voted 97.481%
Shares with Authority Withheld 263,852.045
Percentage of Outstanding Shares 2.293%
Percentage of Shares Voted 2.519%

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Ann R. Leven

COMMON SHAREHOLDERS

Shares Voted For 10,182,214.447
Percentage of Outstanding Shares 88.491%
Percentage of Shares Voted 97.238%
Shares with Authority Withheld 289,265.167
Percentage of Outstanding Shares 2.513%
Percentage of Shares Voted 2.762%

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Frances A. Sevilla-Sacasa

COMMON SHAREHOLDERS

Shares Voted For 10,136,010.616
Percentage of Outstanding Shares 88.089%
Percentage of Shares Voted 96.797%
Shares with Authority Withheld 335,468.998
Percentage of Outstanding Shares 2.915%
Percentage of Shares Voted 3.203%

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Janet L. Yeomans

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

J. Richard Zecher

PREFERRED SHAREHOLDERS

Shares Voted For 750.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

SUB-ITEM 77Q.2: Any information called for by instructions to sub-item 77Q2

A Form 3 was filed after the required timeframe for Mr. Gregory Gizzi with respect to Delaware Investments Minnesota Municipal Income Fund II, Inc.

WS: MFG_Philadelphia: 865847: v1

WS: MFG_Philadelphia: 865847: v1